UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2024

PureCycle Technologies, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40234	86-2293091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Avenue, Suite 106
Orlando, Florida		32801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 648-3565

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 7, 2020, the Southern Ohio Port Authority (“SOPA”) issued certain revenue Bonds pursuant to an Indenture of Trust dated as of October 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), between SOPA and UMB Bank, N.A., as Trustee (“Trustee”), and loaned the proceeds from their sale to PureCycle: Ohio LLC (“PCO”), an Ohio limited liability company and indirect wholly-owned subsidiary of PureCycle Technologies, Inc. (the “Company”), pursuant to a Loan Agreement dated as of October 1, 2020, between SOPA and PCO (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) to be used to, among other things, acquire, construct and equip the Company’s first commercial-scale recycling facility in Lawrence County, Ohio. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Indenture or the Loan Agreement.

On May 7, 2024, PureCycle Technologies LLC, an indirect wholly-owned subsidiary of the Company (the “Guarantor”), and Pure Plastic LLC, a Delaware limited liability company, executed a bond purchase agreement (as subsequently amended and restated, the “Amended and Restated Bond Purchase Agreement”), which included the obligation, among other things, for the Guarantor to undertake best efforts to obtain SOPA’s authorization to enter into a Sixth Supplemental Indenture (as defined below) by a certain date.

On October 25, 2024, SOPA, as Issuer, PCO, the Guarantor, PCTO Holdco LLC, a Delaware limited liability company and affiliate of PCO (the pledgor under the Equity Pledge and Security Agreement) and the Trustee entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”), which amended certain provisions of the Indenture and Loan Agreement to include, among other things, certain financial covenants. The amendments were a requirement of the Amended and Restated Bond Purchase Agreement. Amendments to the Indenture and Loan Agreement included, in relevant part, the following:

•
amending the definition of “Outside Completion Date” to mean December 31, 2026;
•
amending the definition of “Overall Coverage Requirement” to mean a ratio of at least 105% of (a) Net Income Available for Debt Service to (b) all obligations of PCO which are charges, liens, Indebtedness or encumbrances upon or payable from Gross Revenues, including but not limited to Senior Bonds, Parity Indebtedness and Subordinate Bonds, calculated at the end of each Fiscal Year, based upon Audited Financial Statements of the Guarantor;
•
amending the definition of “Senior Parity Coverage Requirement” to mean a Senior Debt Service Coverage Ratio equal to at least 125% for such Fiscal Year, calculated at the end of each Fiscal Year, based upon Audited Financial Statements of the Guarantor (Senior Debt Service Coverage Ratio means for any given period of time, the ratio of (a) Net Income Available for Debt Service to (b) the total of Maximum Annual Debt Service of the Senior Bonds and any Senior Parity Indebtedness, all as determined in accordance with GAAP.);
•
amending the “Days Cash on Hand Requirement” to mean not less than 60 Days Cash on Hand for such Fiscal Year, to be tested commencing with the Fiscal Year ended December 31, 2026, and annually thereafter;
•
requiring PCO to produce sufficient annual Gross Revenues in order to meet the Senior Parity Coverage Requirement, the Overall Coverage Requirement, and the Days Cash on Hand Requirement for each Fiscal Year, beginning with the Fiscal Year ended December 31, 2026;
•
providing that an event of default shall not be deemed to have occurred should PCO fail to comply with the Senior Parity Coverage Requirement, the Overall Coverage Requirement, or the Days Cash on Hand Requirement, beginning with the Fiscal Year ended December 31, 2026, so long as PCO engages an Independent Consultant to make recommendations to PCO to meet those requirements and the Independent Consultant confirms that PCO has substantially complied with such recommendations; provided, however, an event of default will exist if (a) the Senior Parity Coverage Requirement ratio is less than 115% or if the Overall Coverage Requirement ratio is less than 100% for any Fiscal Year commencing with the Fiscal Year ended December 31, 2027, or (b) if PCO’s Days Cash on Hand is less than 30 Days Cash on Hand;
•
prohibiting PCO from making any distributions to its members prior to January 1, 2027, other than amounts due to the Company pursuant to the Shared Services Agreement, by and among the Company, PCT Managed Services LLC (a subsidiary of the Company), and PCO, and then made only if, among other things, the Senior Parity Coverage Requirement, the Overall Coverage Requirement and the Days Cash on Hand Requirement are each satisfied with respect to the Fiscal Year prior to the date on which the distribution is made, and there shall remain after such distribution no less than 60 Days Cash on Hand; and
•
including certain other customary default provisions.

The foregoing description of the Sixth Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Sixth Supplemental Indenture, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
10.1	Sixth Supplemental Indenture, dated as of October 25, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Date:	October 29, 2024	By:	/s/ Brad S. Kalter
Brad S. Kalter, Corporate Secretary